                                                                     EXHIBIT 4.2

[Number                                                    [Shares]
   TWP]

                      [LOGO OF TRANSWORLD HEALTHCARE, INC.]

              INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK

SERIES A CONVERTIBLE                                   SEE REVERSE FOR
PREFERRED STOCK                                        CERTAIN DEFINITIONS

This Certifies that                                    CUSIP 894081 30 6

is the owner of

        FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 PER
              SHARE OF THE SERIES A CONVERTIBLE PREFERRED STOCK OF

------------------                                         ---------------------
------------------       TRANSWORLD HEALTHCARE, INC.       ---------------------
------------------                                         ---------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:          [CORPORATE SEAL OF TRANSWORLD HEALTHCARE, INC. 1981]

SECRETARY                                        CHAIRMAN OF THE BOARD AND CHIEF
                                                 EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, N.Y.) TRANSFER AGENT
AND REGISTRAR


BY

AUTHORIZED SIGNATURE

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     The Corporation will furnish to any shareholder upon request and without charge, a full statement of the designation, relative rights, preferences and limitations of the shares of each class authorized to be issued and, if the Corporation is authorized to issue any class of preferred shares in series, the designation, relative rights, preferences and limitations of each such series so far as the same have been fixed and the authority of the board to designate and fix the relative rights, preferences and limitations of other series.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common     UNIF GIFT MIN ACT -.......Custodian........
                                                        (Cust)           (Minor)
                                          under Uniform Gifts to Minors
                                               Act.....................
                                                       (State)

TEN ENT  -  as tenants by the entireties
JT TEN   -  as joint tenants with right of
            survivorship and not as tenants
            in common


     Additional abbreviations may also be used though not in the above list.

For value received, ___________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
[                                                    ]

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint
_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
      -------------------------

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         NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
                  AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.